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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549
                                ____________

                                FORM 8-A/A-1

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                  PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                      NORTHWESTERN CAPITAL FINANCING I
           (Exact Name of Registrant as Specified in its Charter)

              Delaware                               Applied For
     (State of Incorporation or           (I.R.S. Employer Identification
           Organization)                               Number)

   c/o  NorthWestern Corporation
        125 S. Dakota Avenue, Suite 1100
        Sioux Falls, South Dakota                        57104
   (Address of principal executive offices)            (Zip Code)



                          NORTHWESTERN CORPORATION
           (Exact Name of Registrant as Specified in its Charter)

                  Delaware                             46-0172280
   (State of Incorporation or Organization)          (I.R.S. Employer
                                                 Identification Number)

        125 S. Dakota Avenue, Suite 1100
        Sioux Falls, South Dakota                        57104
   (Address of principal executive offices)            (Zip Code)


          If this Form relates to the        If this Form relates to the
          registration of a class of         registration of a class of
          debt securities and is             debt securities and is to
          effective upon filing pursuant     become effective
          to General Instruction A(c)(1)     simultaneously with the
          please check the following         effectiveness of a concurrent
          box.   [  ]                        registration statement under
                                             the Securities Act of 1933
                                             pursuant to General
                                             Instruction A(c)(2) please
                                             check the following box.  [  ]


   Securities Act registration number to which this form relates:
                                               333-58491 and 333-58491-01




   Securities to be registered pursuant to Section 12(b) of the Act:

          Title of Each Class                Name of Each Exchange on Which
          to be so Registered                Each Class is to be Registered
          ------------------------           -----------------------------

          NorthWestern Capital Financing     The New York Stock Exchange,
          I 7.20% Trust Preferred            Inc.
          Capital Securities (and the
          Guarantee by NorthWestern
          Corporation with respect
          thereto)

   Securities to be registered pursuant to Section 12(g) of the Act:

                                    None
                              (Title of Class)

   ======================================================================



        This registration statement on Form 8-A/A amends and restates the registration statement on Form 8-A filed by NorthWestern Capital Financing I on November 16, 1998, with respect to its Trust Preferred Capital Securities.


   ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

        The securities to be registered hereby are 7.20% Trust Preferred Capital Securities (the "Preferred Securities") of NorthWestern Capital Financing I ("NorthWestern Capital"), a Delaware business trust. The Preferred Securities represent undivided beneficial interests in the assets of NorthWestern Capital and are guaranteed by NorthWestern Corporation ("NorthWestern"), a Delaware corporation, to the extent set forth in the Preferred Securities Guarantee Agreement by NorthWestern to Wilmington Trust Company, as Preferred Guarantee Trustee (the "Guarantee"). The Preferred Securities and the Guarantee are described in the Prospectus dated July 14, 1998, as supplemented by the Prospectus Supplement dated November 10, 1998 of NorthWestern and NorthWestern Capital, which is filed as an exhibit hereto and is incorporated by reference herein.

   ITEM 2.  EXHIBITS

            1(a) The Prospectus and the      Incorporated by reference
                 Prospectus Supplement.      to the filing made under
                                             Rule 424(b)(5) by
                                             NorthWestern and
                                             NorthWestern Capital on
                                             November 12, 1998.

            4(a) Certificate of Trust of     Incorporated by reference
                 NorthWestern Capital        to Exhibit 4(b)(11) to the
                 Financing I                 Registration Statement on
                                             Form S-3 of NorthWestern
                                             and NorthWestern Capital as
                                             filed with the Securities
                                             and Exchange Commission on
                                             July 2, 1998, Registration
                                             Nos. 333-58491 and 333-
                                             58491-01.

            4(b) Declaration of Trust of     Incorporated by reference
                 NorthWestern Capital        to Exhibit 4(b)(14) to the
                 Financing I                 Registration Statement on
                                             Form S-3 of NorthWestern
                                             and NorthWestern Capital as
                                             filed with the Securities
                                             and Exchange Commission on
                                             July 2, 1998, Registration
                                             Nos. 333-58491 and 333-
                                             58491-01.




            4(c) Subordinated Debt           Incorporated herein by
                 Securities Indenture        reference to Exhibit 4(f)
                 dated August 1, 1995        of Form 8-K of NorthWestern
                 between NorthWestern        dated August 30, 1995,
                 and The Chase Manhattan     Commission File No. 0-692
                 Bank

            4(d) First Supplemental          Incorporated herein by
                 Indenture to                reference to Exhibit 4(g)
                 Subordinated Debt           of Form 8-K of NorthWestern
                 Securities Indenture        dated August 30, 1995,
                 dated August 1, 1995        Commission File No. 0-692.


            4(e) Amended and Restated        Filed herewith.
                 Declaration of Trust of
                 NorthWestern Capital
                 Financing I

            4(f) Second Supplemental         Filed herewith.
                 Indenture

            4(g) Preferred Securities        Filed herewith.
                 Guarantee Agreement



                                  SIGNATURE

   Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, each of the Registrants has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                 NORTHWESTERN CAPITAL FINANCING I
                                      (Registrant)


                                 By: NorthWestern Corporation, as Sponsor

                                      By:   /s/ Daniel K. Newell
                                         --------------------------------
                                                Daniel K. Newell,
                                                Vice-President Finance
                                                and Chief Financial
                                                Officer


                                 NORTHWESTERN CORPORATION
                                      (Registrant)


                                 By:   /s/ Daniel K. Newell
                                    -------------------------------------
                                           Daniel K. Newell,
                                           Vice-President Finance and
                                           Chief Financial Officer



                                EXHIBIT INDEX

   1(a) The Prospectus and the Prospectus Supplement (incorporated by reference to the filing made under Rule 424(b)(5) by NorthWestern and NorthWestern Capital on November 12, 1998.

   4(a) Certificate of Trust of NorthWestern Capital Financing I
        (incorporated by reference to Exhibit 4(b)(11) to the Registration Statement of NorthWestern and NorthWestern Capital filed on Form S-3, as filed with the Securities and Exchange Commission on July 2, 1998, Registration Nos. 333-58491 and 333-58491-01).

   4(b) Declaration of Trust of NorthWestern Capital Financing I
        (incorporated by reference to Exhibit 4(b)(14) to the Registration Statement of NorthWestern and NorthWestern Capital filed on Form S-3, as filed with the Securities and Exchange Commission on July 2, 1998, Registration No. 333-58491 and 333-58491-01).

   4(c) Subordinated Debt Securities Indenture dated August 1, 1995 between NorthWestern and The Chase Manhattan Bank (incorporated by reference to Exhibit 4(f) of Form 8-K dated August 30, 1995, Commission File No. 0-692).

   4(d) First Supplemental Indenture to Subordinated Debt Securities
        Indenture dated August 1, 1995 (incorporated by reference to
        Exhibit 4(g) of Form 8-K dated August 30, 1995, Commission File No. 0-692).

   4(e) Amended and Restated Declaration of Trust of NorthWestern Capital
        Financing I.

   4(f) Second Supplemental Indenture.

   4(g) Preferred Securities Guarantee Agreement.

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